UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2011

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2011

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

Early in 2011, with the U.S. economy seemingly on the mend, the market enjoyed good returns.  In the first quarter the S&P 500 gained 5.92% and the Fund gained 8.75%.

However, a natural disaster in Japan and a sovereign debt crisis in Europe, seemed to squelch the nascent economic and market recovery.  In the second quarter, the S&P 500 gained just 0.10%, and the Fund lost 4.36%.

When the United States went to the brink of defaulting on its national debt and lost its AAA credit rating, another systemic meltdown seemed very possible.  Consequently, in the third quarter, the S&P 500 fell 13.87% and the Fund lost 15.45%.

Perhaps it took the steep drop in the world’s stock markets to bring a moment of clarity to the world’s politicians, because the U.S. did not default on its debts, and the European Union reached an agreement that postponed the day of reckoning for its debt crisis.  In the fourth quarter, the S&P 500 rose 11.82% and the Fund rose 5.88%.

After all that volatility, the S&P 500 ended the year up 2.11%, while the Fund lost 6.88%.

Because our style is reactive, we tend to lag the market in quarters when the market changes direction as it did in the 2nd and 4th quarters.  In the second quarter, it took too long to shift from an aggressive stance we had in the 1st quarter to a defensive one.  In the fourth quarter, we lagged the S&P 500 because we did not become fully invested until after we gained confidence that the threat of a systemic market meltdown had truly subsided.

We ended the year with a portfolio of stocks which have on the whole declined in value eventhough they have grown earnings by significant amounts during a period of slow economic growth.  Baring another flareup of systemic risk factors, I think the Fund is positioned well.

Returns assume reinvestment of dividends and distributions.  Performance data quoted represents past performance.  Past performance is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482.  The Fund’s total expense ratio was 2.11% (including 1.95% paid to the adviser, and 0.16% for acquired fund fees and expenses) as of October 28, 2011.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report - 1

	CUMULATIVE
As of 12/31/11	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	-6.88%	31.32%	-25.22%	25.14%	30.52%
MARKET INDICES
DJIA	8.38%	51.67%	12.41%	56.29%	66.52%
S&P 500	2.11%	48.59%	-1.24%	33.35%	39.16%
NASDAQ	-0.79%	70.38%	13.16%	44.36%	46.02%

	ANNUALIZED
As of 12/31/11	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	-6.88%	9.51%	-5.65%	2.27%	2.66%
MARKET INDICES
DJIA	8.38%	14.89%	2.37%	4.57%	5.15%
S&P 500	2.11%	14.11%	-0.25%	2.92%	3.31%
NASDAQ	-0.79%	19.46%	2.50%	3.74%	3.80%
*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.11% (including 1.95% paid to the adviser, 0.45% to the administrator and 0.16% for acquired fund fees and expenses) as of October 28, 2011.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Semi-Annual Report - 2

MASTERS 100 FUND

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 28, 2012

Semi-Annual Report - 3

Fund Holdings by Sector* (Unaudited)

*	Percent of total net assets.
**	Net of cash equivalents and other assets in excess of liabilities.

Growth of $10,000

Semi-Annual Report - 4

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2011

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011
Actual	$1,000.00	$895.30	$9.32
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report - 6

MASTERS 100 FUND

Financial Statements as of
December 31, 2011 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements

Semi-Annual Report - 7

Portfolio of Investments
December 31, 2011 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 80.6%			$8,608,608
(Cost $8,259,810)

ACCOMMODATION & FOOD SERVICES - 0.4%			40,132
MCD	MCDONALDS CORP COM	400	40,132

ADMINISTRATIVE SUPPORT - 0.2%			25,492
CLH	CLEAN HARBORS, INC.	400	25,492

ARTS, ENTERTAINMENT & RECREATION - 0.4%			46,252
BYD	BOYD GAMING CORP.	6,200	46,252

CONSTRUCTION - 0.1%			11,148
KBR	KBR, INC.	400	11,148

FINANCE & INSURANCE - 9.5%			1,012,763
PVD	A.F.P. PROVIDA SA - ADR	800	52,336
ASI	AMERICAN SAFETY INSURANCE HOLDINGS LTD.	800	17,400
NLY	ANNALY CAPITAL MANAGEMENT, INC.	2,800	44,688
BRK/B	BERKSHIRE HATHAWAY, INC.	1,400	106,820
CLMS	CALAMOS ASSET MANAGEMENT, INC.	10,100	126,351
C	CITIGROUP, INC.	600	15,786
DHIL	DIAMOND HILL INVESTMENT GROUP	1,400	103,572
DFS	DISCOVER FINANCIAL SERVICES	600	14,400
DGICA	DONEGAL GROUP, INC.	800	11,328
FNF	FIDELITY NATIONAL FINANCIAL, INC.	1,200	19,116
HEK	HECKMANN CORP.	9,400	62,510
ONE	HIGHER ONE HOLDINGS, INC.	1,000	18,440
HUM	HUMANA, INC.	800	70,088
JNS	JANUS CAPITAL GROUP, INC.	9,200	58,052
JPM	JPMORGAN CHASE & CO.	1,000	33,250
MS	MORGAN STANLEY	2,000	30,260
NCT	NEWCASTLE INVESTMENT CORP.	4,500	20,925
NYX	NYSE EURONEXT	1,000	26,100
PCC	PMC COMMERCIAL TRUST	1,500	10,485
STC	STEWART INFORMATION SERVICES CORP.	1,700	19,635
TELOZ	TEL OFFSHORE TRUST	90	81
UNAM	UNICO AMERICAN CORP.	4,300	51,815
V	VISA, INC.	500	50,765
WCG	WELLCARE HEALTH PLANS, INC.	400	21,000
WFC	WELLS FARGO & CO.	1,000	27,560

HEALTH CARE & SOCIAL ASSISTANCE - 0.6%			66,700
AVCA	ADVOCAT, INC.	2,698	14,974
MGLN	MAGELLAN HEALTH SERVICES, INC.	200	9,894
MDF	METROPOLITAN HEALTH NETWORKS, INC.	5,600	41,832

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 8

MASTERS 100 FUND

INFORMATION - 6.3%			669,651
ANSS	ANSYS, INC.	600	34,368
T	AT&T, INC.	400	12,096
CHL	CHINA MOBILE LTD. - ADR	3,300	160,017
DTV	DIRECTV	800	34,208
EXLS	EXLSERVICE HOLDINGS, INC.	800	17,896
MSFT	MICROSOFT CORP.	3,800	98,648
S	SPRINT NEXTEL CORP.	6,400	14,976
VZ	VERIZON COMMUNICATIONS, INC.	4,200	168,504
VOD	VODAFONE GROUP PLC - ADR	4,600	128,938

MANUFACTURING - 38.2%			4,078,915
ABT	ABBOTT LABS	5,400	303,642
AEIS	ADVANCED ENERGY INDUSTRIES, INC.	1,200	12,876
AOSL	ALPHA & OMEGA SEMICONDUCTOR LTD.	1,800	13,158
AMRN	AMARIN CORP PLC - ADR	26,000	194,740
APFC	AMERICAN PACIFIC CORP.	5,449	41,576
APEMY	APERAM	60	847
AAPL	APPLE, INC.	200	81,000
ARIA	ARIAD PHARMACEUTICALS, INC.*	5,600	68,600
BAYRY	BAYER AG - ADR	600	38,280
BEAV	BE AEROSPACE, INC.	400	15,484
BVX	BOVIE MEDICAL CORP.	7,000	14,840
BP	BP PLC - ADR	800	34,192
BRKS	BROOKS AUTOMATION, INC.	1,200	12,324
CCJ	CAMECO CORP.	1,600	28,880
CVX	CHEVRON CORP.	400	42,560
SNP	CHINA PETROLEUM & CHEMICAL CORP. - ADR	200	21,010
CSCO	CISCO SYSTEMS, INC.	1,800	32,544
CBD	COMPANHIA DE BEBIDAS DAS AMERICAS - ADR	1,000	36,090
COP	CONOCOPHILLIPS	400	29,148
CNRD	CONRAD INDUSTRIES, INC.	900	13,410
COT	COTT CORP.*	2,600	16,276
CVI	CVR ENERGY, INC.*	1,500	28,095
DF	DEAN FOODS CO.	16,200	181,440
DECK	DECKERS OUTDOOR CORP.	200	15,114
DELL	DELL, INC.	7,600	111,188
DEPO	DEPOMED, INC.	86,300	447,034
DOW	DOW CHEMICAL CO.	400	11,504
E	ENI SPA - ADR	400	16,508
EL	ESTEE LAUDER CO., INC.	200	22,464
XOM	EXXON MOBIL CORP.	600	50,856
EZCH	EZCHIP SEMICONDUCTOR LTD.*	900	25,497
FMX	FOMENTO ECONOMICO MEXICANO SAB - ADR	400	27,884
F	FORD MOTOR CO.	1,400	15,064
FRX	FOREST LABORATORIES, INC.*	400	12,104
FOSL	FOSSIL, INC.	200	15,872
GE	GENERAL ELECTRIC CO.	1,600	28,656
GM	GENERAL MOTORS CO.	1,200	24,324
GSIT	GSI TECHNOLOGY, INC.	5,400	25,272
MNST	MONSTER BEVERAGE CORP.	800	73,712
HEI	HEICO CORP.	200	11,696
HNZ	H.J HEINZ CO.	800	43,232

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 9

HPQ	HEWLETT-PACKARD CO.	1,200	30,912
HITK	HI-TECH PHARMACAL CO., INC.*	1,200	46,668
ITW	ILLINOIS TOOL WORKS, INC.	400	18,684
IPHI	INPHI CORP.*	1,400	16,744
INTC	INTEL CORP.	1,200	29,100
ISIS	ISIS PHARMACEUTICALS, INC.*	1,800	12,978
SJM	J.M. SMUCKER CO.	400	31,268
JNJ	JOHNSON & JOHNSON	1,800	118,044
LSCC	LATTICE SEMICONDUCTOR CORP.	2,600	15,444
LDL	LYDALL, INC.	1,200	11,388
MRVL	MARVELL TECHNOLOGY GROUP LTD.	1,000	13,850
MDCO	MEDICINES CO.*	1,000	18,640
MERC	MERCER INTERNATIONAL, INC.	8,000	48,800
MRK	MERCK & CO., INC.	600	22,620
MCHP	MICROCHIP TECHNOLOGY, INC.	800	29,304
MKSI	MKS INSTRUMENTS, INC.	400	11,128
MHK	MOHAWK INDUSTRIES, INC.*	400	23,940
MPWR	MONOLITHIC POWER SYSTEMS, INC.*	1,200	18,084
MOS	MOSAIC CO.	400	20,172
NKTR	NEKTAR THERAPEUTICS*	32,000	179,040
NSRGY	NESTLE SA - ADR	1,500	86,565
NRTLQ	NORTEL NETWORKS CORP.*	12	—
NVO	NOVO-NORDISK AS - ADR	3,200	368,832
OGXI	ONCOGENEX PHARMACEUTICALS, INC.*	1,200	14,088
PDFS	PDF SOLUTIONS, INC.	1,800	12,546
PM	PHILIP MORRIS INTERNATIONAL, INC.	1,600	125,568
PLXS	PLEXUS CORP.	600	16,428
PRAN	PRANA BIOTECHNOLOGY LTD. - ADR*	21,500	31,820
PX	PRAXAIR, INC.	400	42,760
RLD	REALD, INC.	1,200	9,528
RDS/A	ROYAL DUTCH SHELL PLC - ADR	600	43,854
SNY	SANOFI - ADR	400	14,616
SWK	STANLEY BLACK & DECKER, INC.	200	13,520
TSO	TESORO CORP.*	1,500	35,040
USNA	USANA HEALTH SCIENCES, INC.	400	12,148
VVUS	VIVUS, INC.*	16,200	157,950
VLTR	VOLTERRA SEMICONDUCTOR CORP.	400	10,244
WSTL	WESTELL TECHNOLOGIES, INC.	20,488	45,483
WDC	WESTERN DIGITAL CORP.	1,200	37,140
ZBRA	ZEBRA TECHNOLOGIES CORP.	400	14,312
HOGS	ZHONGPIN, INC.	3,600	30,672

MINING - 6.5%			696,099
AKZOY	AKZO NOBEL NV - ADR	600	28,980
AUQ	AURICO GOLD, INC.	45,400	363,654
CHK	CHESAPEAKE ENERGY CORP.	800	17,832
MCF	CONTANGO OIL & GAS COMPANY	600	34,908
EC	ECOPETROL SA - ADR	500	22,260
ECA	ENCANA CORP.	600	11,118
GSS	GOLDEN STAR RESOURCES LTD.	9,600	15,840
HAL	HALLIBURTON CO.	600	20,706
MRO	MARATHON OIL CORP.	400	11,708
NEM	NEWMONT MINING CORP.	1,000	60,010

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 10

MASTERS 100 FUND

PGH	PENGROWTH ENERGY CORP.	2,200	23,166
PBR	PETROLEO BRASILEIRO SA - ADR	900	22,365
PLG	PLATINUM GROUP METALS LTD.	23,900	20,793
RRC	RANGE RESOURCES CORP.	200	12,388
RIG	TRANSOCEAN LTD.	400	15,356
VALE	VALE SA - ADR	700	15,015

PROFESSIONAL, SCIENTIFIC & TECHNICAL SERVICES - 5.2%			550,125
ATHN	ATHENAHEALTH, INC.*	400	19,648
G	GENPACT LTD.*	800	11,960
GRVY	GRAVITY CO. LTD.	14,300	20,163
ICLR	ICON PUBLISHING LTD.	800	13,688
MA	MASTERCARD, INC.	1,300	484,666

REAL ESTATE RENTAL & LEASING - 0.7%			78,303
AYR	AIRCASTLE LTD.	1,000	12,720
AVB	AVALONBAY COMMUNITIES, INC.	3	392
RPXC	RPX CORP.*	1,400	17,710
UMH	UMH PROPERTIES, INC.	5,100	47,481

RETAIL TRADE - 2.5%			271,152
BBY	BEST BUY, INC.	1,400	32,718
CBD	COMPANHIA BRASILEIRA DE DISTRBUICAO - ADR	3,200	116,576
PSMT	PRICESMART, INC.	1,000	69,590
SPGZ	SPECTRUM GROUP INTERNATIONAL, INC.*	3,411	8,528
WMT	WAL-MART STORES, INC.	400	23,904
WAG	WALGREEN CO.	600	19,836

TRANSPORTATION & WAREHOUSING - 4.6%			487,744
PAC	GRUPO AEROPORTUARIO DEL
	PACIFICO SAB - ADR	500	16,880
ASR	GRUPO AEROPORTUARIO DEL
	SURESTE SA DE CV - ADR	2,100	117,474
GSH	GUANGSHEN RAILWAY LTD. - ADR	7,400	130,536
HA	HAWAIIAN HOLDINGS, INC.	2,000	11,600
JBHT	J.B. HUNT TRANSPORT SERVICES, INC.	200	9,014
KSU	KANSAS CITY SOUTHERN	2,400	163,224
NMM	NAVIOS MARITIME PARTNERS LP	1,200	17,688
SFL	SHIP FINANCE INTERNATIONAL LTD.	15	140
UNP	UNION PACIFIC CORP.	200	21,188

UTILITIES - 3.9%			417,648
SBS	COMPANHIA SANEAMENTO BASICO - ADR	200	11,130
DUK	DUKE ENERGY CORP.	600	13,200
ETP	ENERGY TRANSFER PARTNERS LP	3,600	375,970
EXC	EXELON CORP.	400	17,348

WHOLESALE TRADE - 1.5%			156,484
MIL	MFC INDUSTRIAL LTD.	9,000	63,090
PG	PROCTER & GAMBLE CO.	1,400	93,394

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 11

WARRANTS - 0.0%			—
(Cost $1)
KKDOW	KRISPY KREME DOUGHNUTS, INC.* -
	Expiration 3/2/2012 at $12.21	18	—

INVESTMENT COMPANIES - 9.8%			1,052,303
(Cost $1,058,402)
ERX	DIREXION ENERGY BULL 3X SHARES	1,000	46,850
SHY	ISHARES BARCLYS 1-3 YEAR TREASURY BOND	600	50,700
IEF	ISHARES BARCLYS 7-10 YEAR TREASURY BOND	200	21,114
SHV	ISHARES LEHMAN SHORT TREASURY BOND	400	44,092
DBC	POWERSHARES DB COMMODITY INDEX	400	10,736
UUP	POWERSHARES DB US DOLLAR INDEX	4,000	89,880
SMN	PROSHARES ULTRASHORT BASIC MATERIALS	800	14,904
EUO	PROSHARES ULTRASHRT EURO	13,100	266,585
TWM	PROSHARES ULTRASHORT RUSSELL 2000	7,000	269,360
DUG	PROSHARES ULTRASHORT OIL & GAS	1,600	41,008
XLU	SPDR SELECT SECTOR FUND - UTILITIES	4,800	172,704
DIA	SPDR DOW JONES INDUSTRIAL AVERAGE	200	24,370

CASH EQUIVALENTS - 8.4%			898,466
(Cost $898,466)
HIGHMARK 100% US TREASURY
MONEY MARKET FUND, 0.00%^		449,233	449,233
HIGHMARK DIVERSIFIED MONEY
MARKET FUND, 0.02%^		449,233	449,233

TOTAL INVESTMENT SECURITIES - 98.8%			10,559,377
(Cost $10,216,679)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%			131,450
NET ASSETS - 100.0%			$10,690,827

ADR - American Depository Receipt.
*	Non-income producing security.
^	Seven-day yield as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 12

MASTERS 100 FUND

Statement of Assets and Liabilities
December 31, 2011 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$10,216,679
At market value (Note 2)	$10,559,377
Cash	$432
Interest and dividends receivable	13,390
Receivable for portfolio investments sold	175,420
TOTAL ASSETS	10,748,619

LIABILITIES
Payable for portfolio investments purchased	432
Payable for capital shares redeemed	38,999
Accrued investment advisory fee	14,212
Accrued administrative fee	4,079
Other Payables	70
TOTAL LIABILITIES	57,792

NET ASSETS	$10,690,827

Net assets consist of:
Paid in capital	$20,525,037
Accumulated net investment loss	(51,825)
Accumulated net realized loss from security transactions	(10,125,083)
Net unrealized appreciation of investments	342,698
Net assets	$10,690,827

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	1,230,703

Net asset value, offering price and redemption
price per share (Note 2)	$8.69

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 13

Statement Of Operations
Six Months Ended December 31, 2011 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $6,563)	$65,353
Interest	53
TOTAL INVESTMENT INCOME	65,406

EXPENSES
Investment advisory fees (Note 4)	87,103
Administrative fees (Note 4)	26,131
TOTAL EXPENSES	113,234

NET INVESTMENT LOSS	(47,828)

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(1,262,148)
Net change in unrealized depreciation of
investments and foreign currency	(49,246)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY	(1,311,387)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,359,215)

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/11	Ended
	(Unaudited)	6/30/11

FROM OPERATIONS:
Net investment loss	$(47,828)	$(106,895)
Net realized gain (loss) from investments
sold and foreign currency	(1,262,141)	2,751,141
Capital gain distributions from
other investment companies	—	1,394
Net change in unrealized appreciation (depreciation)
on investments	(49,246)	694,887
Net increase (decrease) in net assets
resulting from operations	(1,359,215)	3,340,527

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(423,209)	(24,592)
Decrease in net assets from
distributions to shareholders	(423,209)	(24,592)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,819	328,294
Net asset value of shares issued to
shareholders in reinvestment of distributions	414,033	24,207
Payments of shares redeemed	(1,143,337)	(5,964,253)
Net decrease in net assets
from capital share transactions	(680,485)	(5,611,752)

TOTAL DECREASE IN NET ASSETS	(2,462,909)	(2,295,817)

NET ASSETS:
Beginning of year	13,153,736	15,449,553
End of year	$10,690,827	$13,153,736
Accumulated Net Investment Loss	$(51,825)	$419,212

Capital Share Activity
Shares sold	5,454	35,672
Shares issued in reinvestment
of distributions to shareholders	47,755	2,628
Shares redeemed	(124,526)	(677,128)
Net decrease in shares outstanding	(71,317)	(638,828)
Shares outstanding, beginning of year	1,302,020	1,940,848
Shares outstanding, end of year	1,230,703	1,302,020

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 15

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/11	Ended	Ended	Ended	Ended	Ended
	(Unaudited)	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07

Net asset value at
beginning of period/year	$10.10	$7.96	$7.71	$13.56	$16.50	$13.48

Income from
Investment Operations:
Net investment income (loss)	(0.04)*	(0.09)*	(0.07)	0.13	(0.02)	(0.10)
Net realized and unrealized
gain (loss) on investments	(1.02)	2.25	0.39	(5.66)	(0.75)	3.12
Total from
investment operations	(1.06)	2.16	0.32	(5.53)	(0.77)	3.02

Less distributions from:
Net Investment Income	(0.35)	(0.02)	(0.07)	—	—	—
Realized gains	—	—	—	(0.32)	(2.17)	—
Total distributions	(0.35)	(0.02)	(0.07)	(0.32)	(2.17)	—

Payments by affiliates	—	—	— (a)	—	—	—

Net asset value at
end of period/year	$8.69	$10.10	$7.96	$7.71	$13.56	$16.50

Total Return	(10.47)%	27.12%	4.02%	(39.99)%	(4.62)%	22.40%

Net assets at end
of period/year (millions)	$10.7	$13.2	$15.4	$17.7	$35.1	$44.3

Ratio of expenses
to average net assets:	1.95%#	1.81%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.82)#	(0.76)%	(0.74)%	1.45%	(0.13)%	(0.64)%
Portfolio turnover rate	508%^	472%	302%	248%	116%	134%

(a)	Less than $0.01 per share.
*	Calculated using average shares outstanding.
^	Not annualized
#	Annualized

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2011, the Fund held 182 securities across all 15 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2011 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation levels for major security types.  These financial reporting rules also require each fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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MASTERS 100 FUND

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the leveling the fair value hierarchy within the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

Masters 100 Fund
	Level 1	Level 2	Level 3
Common Stock^	$8,608,608	$—	$—
Warrants	—	—	—
Investment Companies	1,052,303	—	—
Cash Equivalents	898,466	—	—
Total Investments in Securities	$10,559,377	$—	$—

^	See Portfolio of Investments for industry breakouts.

Recent Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

Semi-Annual Report - 19

date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2011, the Fund has estimated capital loss carryforwards of $8,700,676 of which $2,187,132 expires in 2017, and $6,513,544 expires in 2018.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2008-2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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MASTERS 100 FUND

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2011 are summarized below:

Purchases	$54,126,384
Sales	$53,352,033

There were no purchases or sales of long-term U.S. Government securities.

The cost basis for federal income tax purposes at December 31, 2011 was as follows:

Masters 100 Fund
Cost of investments	$10,382,925
Gross tax unrealized appreciation	639,884
Gross tax unrealized depreciation	(463,432)
Net tax unrealized depreciation	$176,452

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2011, the Fund incurred $87,103 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and

Semi-Annual Report - 21

records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2011, the Fund incurred administration fees of $26,131.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On December 1, 2011, an ordinary income distribution of $0.35 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 2, 2011.

The tax character of the distributions paid for the six months ended December 31, 2011 (estimated) and the fiscal year ended June 30, 2011 were as follows:

	December 31, 2011	June 30, 2011
Distributions paid from:
Ordinary income	$423,209	$24,592
	$423,209	$24,592

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$423,199
Capital loss carryforward (Note2)	(8,700,676)
Unrealized appreciation	225,691
$(8,051,786)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and expiration of capital loss carryforwards.

Semi-Annual Report - 22

MASTERS 100 FUND

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 11, 2011 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning MCM and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund;

(ii)
the Fund’s investment performance during the past year and other periods since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar inv estment objectives and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including MI and Marketocracy Data Services LLC, from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies in the same Morningstar US OE Mid-Cap Blend Fund category, including a peer group of 21 other Morningstar US OE Mid-Cap Blend funds (with the Fund, the “Peer Group”) and the entire universe of Morningstar US OE Mid-Cap Blend funds;

(vi)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to MCM by clients of MCM other than the Fund for investment advisory services;

(vii)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to MCM in return for MCM allocating Fund brokerage to such broker-dealers, and (b) the Administration Agreement;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

Semi-Annual Report - 23

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income;

(xii)	the need to provide sufficient incentives to the owners and employees of MCM; and

(xiii)	the appropriateness of the advisory fees paid by the Fund to MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to, and systems, data and technology for, investing and portfolio management through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100, all of which permit MCM to manage and adjust the Fund’s portfolio very flexibly based on the proven objective performances of the m100 research analysts in a manner no other mutual fund group can; and

(ii)
the Fund’s investment performance during the one year period ended September 30, 2011, exceeded the performances of the S&P 500 Index and substantial majorities of both the Peer Group and the entire universe of Morningstar US OE Mid-Cap Blend funds, but the Fund’s performances for the three and five year and since inception periods ended September 30, 2011, generally lagged the performances of the S&P 500 Index and substantial majorities of both the Peer Group and the entire universe of Morningstar US OE Mid-Cap Blend funds; and

(iii)
MCM’s and its affiliates’ costs in providing MCM’s investment advisory services (a) have been very high because of the research and development required to create and implement MCM’s and its affiliates’ unique and innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far prevented MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	if and as the Fund grows, the Fund’s current advisory breakpoints and expense limitations would reflect economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $211,505 for the fiscal year ended June 30, 2011) to fees charged by the investment advisers of other Morningstar US OE Mid-Cap Blend mutual funds indicated that (a) MCM’s advisory fee level was at a high level, and much higher than the 1.06% average of the Peer Group (third quartile) and well above the Morningstar US OE Mid-Cap Blend universe median of 1.00%; (b) the Fund’s total annual expenses of 1.95% (exclusive of so-called “acquired fund fees and expenses”) of the Fund’s average annual net assets was the high, and much higher than the 1.43% median, of the Peer Group (fourth

Semi-Annual Report - 24

MASTERS 100 FUND

quartile), and well above Morningstar US OE Mid-Cap Blend universe median of 1.28%; and (c) the Fund’s average net assets of approximately $11.0 million were higher than the $9.7 million average for the Peer Group;

(vi)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets to fees charged by MCM to its non-Fund clients indicated that (a) such fee rate was identical to that MCM charged its retail separately managed account clients at the lowest level of assets under management; and (b) such fees were comparable to the fees charged to its hedge fund client of 0.75% of that fund’s average annual assets plus a performance incentive fee of (1) 20% of any positive difference (“Difference”) in performance of the hedge fund versus the S&P 500 Index, if any with the quarterly Difference determined after deducting the base management fee or (2) 20% of the excess of the hedge fund’s performance over a 1% annual return;

(vii)
MCM (a) derived benefits from its advisory relationship with the Fund of (1) approximately $191,424 or approximately 1.3% of the Fund’s average annual assets for its fiscal year ended June 30, 2011) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (2) 0.31% of the Fund’s average annual net assets, approximately $43,318, for the same fiscal year through providing administrative services to the Fund pursuant to the Administration Agreement and (b) may derive similar levels of soft dollar benefits during the Fund’s current fiscal year ending June 30, 2012;

(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 150 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)	the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years, including the market turmoil in 2008-2009 and 2011;

(xii)
the need to provide sufficient incentives to the owners and employees of MCM is extremely high given the unique and innovative approach to investment research and management, and the facts that the relationship of MCM and the Fund has never been profitable for MCM and that lower the advisory fees for MCM just are not financially practical at this time; and

(xiii)
the investment advisory fees received and to be received by MCM (and indirectly, its affiliates) were appropriate given the unique nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM as more fully described in paragraph (i) above;

Semi-Annual Report - 25

WHEREAS, the Board found that in light of the foregoing considerations the advisory fees to be paid by the fund to MCM and proposed expenses of the Fund were reasonable and fair and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund and its shareholders, and that the continuation of the Advisory Agreement, including the payment by the Fund of the advisory fees thereunder to MCM, through December 13, 2012, be, and it hereby is, authorized and approved.

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MASTERS 100 FUND

Privacy Policy

Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report - 27

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Semi-Annual Report - 28

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*                    /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date     March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date     March 5, 2012

* Print the name and title of each signing officer under his or her signature.